UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 14, 2014
Date of Report (Date of earliest event reported)

_________________________

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

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Maryland	001-35263	45-2482685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K is to file an opinion of Venable LLP relating to the legality of American Realty Capital Properties, Inc.’s (the “Company”) shares of common stock, par value $0.01 per share, in connection with the Company’s filing of a prospectus supplement dated March 14, 2014. A copy of the opinion of Venable LLP is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
5.1	Opinion of Venable LLP regarding the legality of the common stock, par value $0.01 per share
23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.
Date: March 14, 2014

	By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Chief Executive Officer and Chairman of the
Board of Directors